INVESCO Strategic Portfolios, Inc.
                           Supplement to Prospectus
                            dated February 29, 1996

The section of the Fund's Prospectus entitled "The Fund And Its Management" is amended to (1) delete the fifth paragraph and (2) substitute the following new paragraph in its place:

      Environmental Services

            Since 1996, Gerard F. Hallaren, Jr. He also serves as co-portfolio manager of the Technology Portfolio. Mr. Hallaren joined INVESCO Trust Company in 1994, served as a research analyst from 1994 to 1995 and be-came a vice president in 1995. Previously, Mr. Hallaren was a vice president and research analyst with Hanifen Imhoff (1992 to 1994); a retail broker with Merrill Lynch (1991); director of business planning for MiniScribe Corporation (1989 to 1990); and served as a research analyst with various firms beginning in 1978. Mr. Hallaren earned a B.A. from the University of Massachusetts, Amherst, and is a Chartered Financial Analyst.

The date of this supplement is December 2, 1996.